UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026
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NIQ Global Intelligence plc
(Exact name of registrant as specified in its charter)
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Ireland (State or other jurisdiction of incorporation or organization)	001-42763 (Commission File Number)	Not applicable (I.R.S. Employer Identification No.)
200 West Jackson Boulevard, Chicago, Illinois, 60606
(Address of principal executive offices) (Zip code)
(312) 583-5100
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.00001 per share	NIQ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operation and Financial Condition
On February 27, 2026, NIQ Global Intelligence plc (the "Company") reported its financial results of operations for the year ended December 31, 2025. A copy of the press release is attached hereto as Exhibit 99.1 including additional information regarding the foregoing and is incorporated herein by reference.
The information furnished in this Current Report (including any Exhibits) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press release dated February 27, 2026
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2026	NIQ GLOBAL INTELLIGENCE PLC

	By:	/s/ Michael Burwell
	Name:	Michael Burwell
	Title:	Chief Financial Officer